UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 6, 2012

AMERIGROUP Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31574	54-1739323
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4425 Corporation Lane, Virginia Beach, Virginia		23462
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(757) 490-6900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

The State of Washington Office of the Insurance Commissioner (the “Washington OIC”) has scheduled a hearing for December 19, 2012 to consider the request by WellPoint, Inc. (“WellPoint”) to acquire the Washington subsidiary of AMERIGROUP Corporation (“Amerigroup”) in connection with WellPoint’s proposed acquisition of Amerigroup, which was previously announced on July 9, 2012. The closing of WellPoint’s acquisition of Amerigroup remains subject to receipt of regulatory approval from the Washington OIC and the satisfaction or waiver of other customary, non-governmental closing conditions.  WellPoint and Amerigroup expect the closing of the transaction to occur as soon as practicable following regulatory approval from the Washington OIC.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”, “will”, “should”, “estimates”, “intends”, “plans” and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: the failure to receive, on a timely basis or otherwise, the required approvals by government or regulatory agencies related to the WellPoint transaction; the risk that a condition to closing of the proposed WellPoint transaction may not be satisfied; Amerigroup’s and WellPoint’s ability to consummate the merger; the ability of Amerigroup to retain and hire key personnel and maintain relationships with providers or other business partners pending the consummation of the WellPoint transaction; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which Amerigroup and WellPoint operate, as detailed from time to time in each of Amerigroup’s and WellPoint’s reports filed with the Securities and Exchange Commission. There can be no assurance that the proposed transaction will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in Amerigroup’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and Item 1.A in Amerigroup’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012. Amerigroup cautions that the foregoing list of important factors that may affect future results is not exhaustive. The forward-looking statements contained herein speak only as of the date of this communication. Amerigroup undertakes no obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP Corporation

December 6, 2012	By:	Nicholas J. Pace

Name: Nicholas J. Pace
Title: Executive Vice President, General Counsel and Secretary